UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2019 (April 16, 2019)

WORKHORSE GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53704	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Commerce Drive, Loveland, Ohio	45140
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 297-3640

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

                                                                                                    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Item 3.02	Unregistered Sales of Equity Securities.

On April 16, 2019, Workhorse Group Inc. (the “Company”) entered into an Amendment No. 1 to Common Stock Purchase Warrants with Marathon Asset Management LP, on behalf of certain entities it manages, as warrant holders (collectively, the “Holders”) (collectively, the “Marathon Warrant Amendments”), amending certain terms of the existing warrants issued by the Company in favor of each Holder. Pursuant to the Marathon Warrant Amendments, unless the Company has obtained the approval of its shareholders as required by the Nasdaq Capital Market, the number of shares to be issued under warrants held by the Holders shall not exceed 19.99% of the issued and outstanding common stock of the Company as of December 31, 2018. The Marathon Warrant Amendments also provide that the failure to obtain shareholder approval of an increase in the number of authorized shares of common stock of the Company, sufficient to enable the Company to issue common stock upon exercise of the warrants held by each Holder, will constitute an event of default under the existing credit agreement among the Company, as borrower, the Holders, as lenders, and Wilmington Trust, National Association, as the agent..

On April 17, 2019, the Company and Arosa Opportunistic Fund LP (“Arosa”) entered into Amendment No. 1 to Common Stock Purchase Warrant (the “Arosa Warrant Amendment”), amending certain terms of the existing warrants issued by the Company in favor of Arosa. Pursuant to the Arosa Warrant Amendment, until the Company obtains shareholder approval of an increase in the number of authorized shares of common stock of the Company, the Company will not be required to reserve shares of common stock for issuance under the warrants held by Arosa. If the Company does not increase the number of authorized shares of common stock by June 30, 2019, the amendment will be null and void.

The foregoing summary description of the Marathon Warrant Amendments and the Arosa Warrant Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of the Marathon Warrant Amendment and the Arosa Warrant Amendment, copies of which are filed as Exhibits 4.1 and 4.2 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

4.1	Form of Amendment No. 1 to Common Stock Purchase Warrant (Marathon)

4.2	Amendment No. 1 to Common Stock Purchase Warrant (Arosa)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

/s/ Paul Gaitan
Paul Gaitan
Chief Financial Officer

Date: April 18, 2019

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